Exhibit 99.1

News Release

For immediate release:

Contact:	(Investors)	(Media)
	Jerry Richards	Anna Torma
	509.835.1521	509.835.1558

PotlatchDeltic Corporation Reports First Quarter 2020 Results

SPOKANE, Wash., April 27, 2020 (GLOBE NEWSWIRE) – PotlatchDeltic Corporation (Nasdaq:PCH) today reported a net loss of $16.8 million, or ($0.25) per diluted share, on revenues of $208.9 million for the quarter ended March 31, 2020. Excluding an after-tax pension settlement charge, adjusted net income was $15.0 million, or $0.22 per diluted share for the first quarter of 2020. Net income was $6.6 million, or $0.10 per diluted share, on revenues of $181.7 million for the quarter ended March 31, 2019. Excluding after-tax special items consisting of a sale of the legacy Deltic MDF facility and a loss on the extinguishment of debt, adjusted net income was $5.3 million, or $0.08 per diluted share for the first quarter of 2019.

First Quarter 2020 Highlights

•	Generated $47.6 million of Total Adjusted EBITDDA and Adjusted EBITDDA margin of 23%
•	Repurchased $12.3 million of shares at an average of $30.79 per share
•	Locked interest rates at historically low levels on $654 million of planned, future debt refinances
•	Transferred $101 million in pension obligations to New York Life

"Our businesses performed well in the first quarter, taking advantage of the robust market conditions that existed prior to the impact of COVID-19,” said Mike Covey, chairman and chief executive officer.  "Our priorities are maintaining the safety of our employees and continuing to operate at a level that maximizes cash flows. Our strong balance sheet and liquidity provide flexibility as we navigate through these challenging times," stated Mr. Covey.

Financial Highlights

($ in millions, except per share data)	Q1 2020	Q4 2019	Q1 2019
Revenues	$208.9	$203.5	$181.7
Net (loss) income	$(16.8)	$11.4	$6.6
Weighted average shares outstanding, diluted (in thousands)	67,478	67,695	67,916
Net (loss) income per diluted share	$(0.25)	$0.17	$0.10

Adjusted net income	$15.0	$11.4	$5.3
Adjusted net income per diluted share	$0.22	$0.17	$0.08

Total Adjusted EBITDDA	$47.6	$46.6	$28.3
Dividends per share	$0.40	$0.40	$0.40
Net cash from operations	$48.1	$33.6	$19.1
Cash and cash equivalents	$79.5	$83.3	$104.8

Business Performance: Q1 2020 vs. Q4 2019

Timberlands

First Quarter 2020 Highlights

•	Timberlands Adjusted EBITDDA decreased $3.0 million from Q4 2019 levels
•	While down seasonally, total harvest of 1.5 million tons exceeded plan
•	Northern sawlog prices slightly lower as higher index pricing mostly offset the effect of seasonally heavier logs
•	Southern sawlog prices decreased 2% due to seasonally lower hardwood volumes

($ in millions)	Q1 2020	Q4 2019	$ Change
Timberlands Revenues	$82.4	$88.8	$(6.4)

Timberlands Adjusted EBITDDA	$35.0	$38.0	$(3.0)

Wood Products

First Quarter 2020 Highlights

•	Wood Products Adjusted EBITDDA increased $11.4 million from Q4 2019 levels
•	Average lumber price was $396 per MBF Q1 2020, 8% higher than Q4 2019
•	Lumber shipments increased 9% in Q1 2020 and exceeded plan
•	Lumber inventory at Q1 2020 was written down $0.9 million compared to $3.4 million in Q4 2019

($ in millions)	Q1 2020	Q4 2019	$ Change
Wood Products Revenues	$145.0	$126.4	$18.6

Wood Products Adjusted EBITDDA	$13.2	$1.8	$11.4

Real Estate

First Quarter 2020 Highlights

•	Real Estate Adjusted EBITDDA decreased $6.7 million due to seasonally lower lot sales and no commercial land sales
•	Sold 23 residential lots at an average $99,700/lot in Q1 2020
•	Q4 2019 included sale of 32 acres of commercial land and 55 residential lots

($ in millions)	Q1 2020	Q4 2019	$ Change
Real Estate Revenues	$11.0	$17.4	$(6.4)

Real Estate Adjusted EBITDDA	$7.3	$14.0	$(6.7)

Non-GAAP Measures

This press release includes certain non-GAAP financial measures, which management believes are useful to investors, securities analysts and other interested parties. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP.

Management uses Adjusted EBITDDA to evaluate the performance of the company. This is a non-GAAP measure that represents EBITDDA before certain items that impact comparison of the performance of our business either period-over-period or with other businesses.

Adjusted Net Income and Adjusted Net Income Per Diluted Share are non-GAAP measures that represent GAAP net income and GAAP net earnings per diluted share before certain items that impact the ability of investors, securities analysts and other interested parties to compare the performance of our business, either period-over-period or with other businesses.

Reconciliations to GAAP are set forth in the accompanying schedules.

Conference Call Information

A live conference call and webcast will be held Tuesday, April 28, 2020, at 9:00 a.m. Pacific Time (12:00 p.m. Eastern Time). Investors may access the webcast at www.potlatchdeltic.com by clicking on the Investors link or by conference call at 1-877-823-6919 for U.S./Canada and 1-647-689-5576 for international callers. Participants will be asked to provide conference I.D. number 6088204. Supplemental materials that will be discussed during the call are available on the website.

A replay of the conference call will be available two hours following the call until May 5, 2020 by calling

1-800-585-8367 for U.S./Canada or 1-416-621-4642 for international callers. Callers must enter conference I.D. number 6088204 to access the replay.

About PotlatchDeltic

PotlatchDeltic (NASDAQ:PCH) is a leading Real Estate Investment Trust (REIT) that owns nearly 1.9 million acres of timberlands in Alabama, Arkansas, Idaho, Louisiana, Minnesota and Mississippi. Through its taxable REIT subsidiary, the company also operates six sawmills, an industrial-grade plywood mill, a residential and commercial real estate development business and a rural timberland sales program. PotlatchDeltic, a leader in sustainable forest practices, is dedicated to long-term stewardship and sustainable management of its timber resources. More information can be found at www.potlatchdeltic.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, our expectations regarding the company’s current and expected liquidity; ability to manage the effects of COVID-19 on demand for our products and on our ability to continue operations; the success of the company’s business strategies; interest rates and the company’s intent to refinance debt maturing in 2020 and beyond; maintaining the company’s investment grade credit rating; favorable capital structure and strong balance sheet; interest rates and expenses; corporate expenses; pension expenses; taxes; 2020 outlook; U.S. housing market and repair and remodel market; U.S. housing starts; lumber demand and pricing; revenues, costs and expenses; lumber shipment volumes; expected timber harvest volumes; sawlog mix and pricing; rural real estate and residential real estate development sales and average price per acre and developed lot; planned capital expenditures in 2020; expected demand fluctuations caused by mill curtailments; the direction of our business markets; business conditions; and similar matters. Words such as “anticipate,” “expect,” “will,” “intend,” “plan,” “target,” “project,” “believe,” “seek,” “schedule,” “estimate,” “could,” “can,” “may,” and similar expressions are intended to identify such forward-looking statements.  You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about PotlatchDeltic. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, many of which are beyond PotlatchDeltic’s control, including impact of recent coronavirus (COVID-19) outbreak on our business, suppliers, customers and employees; changes in the U.S. housing market; changes in timberland values; changes in timber harvest levels on the company's lands; changes in timber prices; changes in policy regarding governmental timber sales; availability of logging contractors and shipping capacity; changes in the United States and international economies; changes in interest rates; credit availability and homebuyers’ ability to qualify for mortgages; availability of labor and developable land; changes in the level of construction and remodeling activity; changes in Asia demand; changes in tariffs, quotas and trade agreements involving wood products; currency fluctuation; changes in demand for our products and real estate; changes in production and production capacity in the forest products industry; competitive pricing pressures for our products; unanticipated manufacturing disruptions; disruptions or inefficiencies in our supply chain and/or operations; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; restrictions on harvesting due to fire danger; changes in raw material, fuel and other costs; transportation disruptions; share price; the successful execution of the company’s strategic plans; the company’s ability to meet expectations; and the other factors described in PotlatchDeltic’s Annual Report on Form 10-K and in the company’s other filings with the SEC. PotlatchDeltic assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, all of which speak only as of the date hereof.

PotlatchDeltic Corporation

Condensed Consolidated Statements of Operations

Unaudited

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands, except per share amounts)	2020	2019	2019
Revenues	$208,880	$203,499	$181,716
Costs and expenses:
Cost of goods sold	172,046	169,544	154,215
Selling, general and administrative expenses	14,207	13,931	16,570
Gain on sale of facility	—	—	(9,176)
	186,253	183,475	161,609
Operating income	22,627	20,024	20,107
Interest expense, net	(3,698)	(8,540)	(5,464)
Loss on extinguishment of debt	—	—	(5,512)
Pension settlement charge	(42,988)	—	—
Non-operating pension and other postretirement costs	(3,635)	(935)	(980)
(Loss) income before income taxes	(27,694)	10,549	8,151
Income taxes	10,862	850	(1,591)
Net (loss) income	$(16,832)	$11,399	$6,560

Net (loss) income per share:
Basic	$(0.25)	$0.17	$0.10
Diluted	$(0.25)	$0.17	$0.10
Dividends per share	$0.40	$0.40	$0.40
Weighted-average shares outstanding (in thousands):
Basic	67,478	67,476	67,860
Diluted	67,478	67,695	67,916

PotlatchDeltic Corporation

Condensed Consolidated Balance Sheets

Unaudited

(in thousands, except per share amounts)	March 31, 2020	December 31, 2019
ASSETS
Current assets:
Cash and cash equivalents	$79,484	$83,310
Customer receivables, net	23,356	14,167
Inventories, net	55,707	65,781
Other current assets	15,626	20,183
Total current assets	174,173	183,441
Property, plant and equipment, net	286,881	286,383
Investment in real estate held for development and sale	72,582	74,233
Timber and timberlands, net	1,630,496	1,638,663
Intangible assets, net	16,854	17,049
Other long-term assets	31,896	35,290
Total assets	$2,212,882	$2,235,059

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$61,395	$60,577
Current portion of long-term debt	45,981	45,974
Current portion of pension and other postretirement employee benefits	6,701	6,701
Total current liabilities	114,077	113,252
Long-term debt	710,748	710,495
Pension and other postretirement employee benefits	141,921	115,463
Deferred tax liabilities, net	11,445	20,165
Other long-term obligations	85,077	48,853
Total liabilities	1,063,268	1,008,228
Commitments and contingencies
Stockholders' equity:
Preferred stock, authorized 4,000 shares, no shares issued	—	—
Common stock, $1 par value, authorized 100,000 shares, issued 66,951 and 67,221 shares	66,951	67,221
Additional paid-in capital	1,668,122	1,666,299
Accumulated deficit	(415,153)	(359,330)
Accumulated other comprehensive loss	(170,306)	(147,359)
Total stockholders’ equity	1,149,614	1,226,831
Total liabilities and stockholders' equity	$2,212,882	$2,235,059

PotlatchDeltic Corporation

Condensed Consolidated Statements of Cash Flows

Unaudited

	Three Months Ended
(in thousands)	March 31, 2020	December 31, 2019	March 31, 2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net (loss) income	$(16,832)	$11,399	$6,560
Adjustments:
Depreciation, depletion and amortization	19,044	19,516	16,274
Basis of real estate sold	6,498	6,343	1,556
Gain on sale of facility	—	—	(9,176)
Loss on extinguishment of debt	—	—	5,512
Change in deferred taxes	(12,383)	5,898	(16,099)
Pension and other postretirement employee benefits	6,068	2,970	3,106
Pension settlement charge	42,988	—	—
Equity-based compensation expense	1,885	1,910	1,617
Other, net	237	368	(786)
Change in working capital and operating-related activities, net	2,557	(12,181)	13,983
Real estate development expenditures	(378)	(1,516)	(1,766)
Funding of pension and other postretirement employee benefits	(1,546)	(1,066)	(1,714)
Net cash provided by operating activities	48,138	33,641	19,067

CASH FLOWS FROM INVESTING ACTIVITIES
Property, plant and equipment additions	(5,039)	(13,557)	(3,760)
Timberlands reforestation and roads	(4,310)	(4,426)	(4,242)
Acquisition of timber and timberlands	(4,190)	(348)	—
Proceeds on sale of facility	1,000	—	60,045
Other, net	1,505	661	130
Net cash (used in) provided by investing activities	(11,034)	(17,670)	52,173

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to common stockholders	(26,941)	(26,888)	(27,065)
Repurchase of common stock	(12,355)	—	(10,158)
Proceeds from long-term debt	—	40,000	150,000
Repayment of long-term debt	—	(40,000)	(150,000)
Premiums and fees on debt retirement	—	—	(4,865)
Other, net	(242)	(619)	(213)
Net cash used in financing activities	(39,538)	(27,507)	(42,301)
Change in cash, cash equivalents and restricted cash	(2,434)	(11,536)	28,939
Cash, cash equivalents and restricted cash, beginning	84,254	95,790	79,441
Cash, cash equivalents and restricted cash, ending	$81,820	$84,254	$108,380

PotlatchDeltic Corporation

Segment Information

Unaudited

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands)	2020	2019	2019
Revenues
Timberlands	$82,425	$88,845	$68,158
Wood Products	145,000	126,429	132,306
Real Estate	10,969	17,413	6,164
	238,394	232,687	206,628
Intersegment Timberlands revenues	(29,514)	(29,188)	(24,912)
Consolidated revenues	$208,880	$203,499	$181,716

Adjusted EBITDDA[1]
Timberlands	$34,982	$38,010	$26,850
Wood Products	13,229	1,843	7,226
Real Estate	7,340	13,953	2,703
Corporate	(8,672)	(9,327)	(10,654)
Eliminations and adjustments	692	2,120	2,127
Total Adjusted EBITDDA	47,571	46,599	28,252
Basis of real estate sold	(6,498)	(6,343)	(1,556)
Depreciation, depletion and amortization	(18,638)	(19,107)	(15,797)
Interest expense, net	(3,698)	(8,540)	(5,464)
Loss on extinguishment of debt	—	—	(5,512)
Pension settlement charge	(42,988)	—	—
Non-operating pension and other postretirement employee benefits	(3,635)	(935)	(980)
Gain (loss) on disposal of fixed assets	192	(1,125)	32
Gain on sale of facility	—	—	9,176
Income (loss) before income taxes	$(27,694)	$10,549	$8,151

Depreciation, depletion and amortization
Timberlands	$12,591	$13,240	$10,265
Wood Products	5,630	5,393	5,042
Real Estate	160	170	209
Corporate	257	304	281
	18,638	19,107	15,797
Bond discounts and deferred loan fees[2]	406	409	477
Total depreciation, depletion and amortization	$19,044	$19,516	$16,274

Basis of real estate sold
Real Estate	$6,504	$6,423	$1,588
Eliminations and adjustments	(6)	(80)	(32)
Total basis of real estate sold	$6,498	$6,343	$1,556

[1]	Management uses Adjusted EBITDDA to evaluate company and segment performance. See the reconciliation of Total Adjusted EBITDDA on page 8, Reconciliations.
[2]	Bond discounts and deferred loan fees are included in interest expense, net in the Condensed Consolidated Statements of Operations.

PotlatchDeltic Corporation

Reconciliations

Unaudited

	Three Months Ended
	March 31,	December 31,	March 31,
(in thousands, except per share amount)	2020	2019	2019
Total Adjusted EBITDDA
Net (loss) income (GAAP)	$(16,832)	$11,399	$6,560
Interest expense, net	3,698	8,540	5,464
Income taxes	(10,862)	(850)	1,591
Depreciation, depletion and amortization	18,638	19,107	15,797
Basis of real estate sold	6,498	6,343	1,556
Loss on extinguishment of debt	—	—	5,512
Pension settlement charges	42,988	—	—
Non-operating pension and other postretirement benefit costs	3,635	935	980
Gain on sale of facility	—	—	(9,176)
(Gain) loss on disposal of fixed assets	(192)	1,125	(32)
Total Adjusted EBITDDA	$47,571	$46,599	$28,252

Adjusted net income
Net (loss) income (GAAP)	$(16,832)	$11,399	$6,560
Special items:
Loss on extinguishment of debt	—	—	5,512
Pension settlement charge, after tax	31,811	—	—
Gain on sale of facility, after tax	—	—	(6,790)
Adjusted net income	$14,979	$11,399	$5,282

Adjusted net income per diluted share
Net (loss) income per diluted share (GAAP)	$(0.25)	$0.17	$0.10
Special items:
Loss on extinguishment of debt	—	—	0.08
Pension settlement charge, after tax	0.47	—	—
Gain on sale of facility, after tax	—	—	(0.10)
Adjusted net income per diluted share	$0.22	$0.17	$0.08